Exhibit 10.27

Certain confidential information (indicated by [***]) has been omitted from this exhibit because it is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed.
CONFIDENTIAL
MASTER AGREEMENT ML02783 First Term
This Master Agreement between Fannie Mae and HomeStreet Bank (the “Lender”) governs the sale by Lender, and the purchase by Fannie Mae, of eligible residential mortgage loans (the “Mortgages”). This Master Agreement includes all of the terms and conditions described in all of the exhibits, attachments, commitments and MBS Pool Purchase Contracts (“MBS Contracts”) attached or entered into as a part of this Master Agreement. Additionally, the “Master Agreement Terms and Conditions” section of Fannie Mae’s Selling Guide (the “Selling Guide”), which is incorporated into this Agreement by this reference, outlines in more detail the general terms and conditions of the Master Agreement and MBS Contracts and related terms and instructions. The execution of this Master Agreement requires compliance with all provisions and sections of this Master Agreement, including all MBS Contracts, whole loan commitments, exhibits and attachments to this Master Agreement.
As a condition to Lender’s sale of Mortgages under this Master Agreement, Lender and Fannie Mae must enter into the appropriate whole loan commitments or MBS Contracts, depending on whether Lender will be delivering Mortgages under one of Fannie Mae’s whole loan purchase programs (Negotiated or Standard) or under Fannie Mae’s MBS program. Lender agrees to sell to Fannie Mae, beginning on the Effective Date of Delivery Term and ending on the Expiration Date of Delivery Term (as those terms are defined in Exhibit 1), Mortgages with an aggregate outstanding principal balance equal to the Agreed Amount (as defined in Exhibit 1).
For whole loan deliveries, any loan-level price adjustments (“LLPAs”) that are referenced in this Master Agreement, will be available no later than 30 days after Fannie Mae receives the executed Master Agreement from Lender.
Fannie Mae must receive the fully executed Master Agreement within ten business days of Lender’s receipt of this Master Agreement, or Fannie Mae may, at its option, declare this Master Agreement null and void. This Master Agreement may be executed in one or more counterparts and all such counterparts shall be deemed to be one and the same document. This Master Agreement must be executed by Lender, Fannie Mae, and any person, firm, or entity whose joinder is required under the terms of this Master Agreement sign (including a facsimile signature) The effective date of this Master Agreement is the later of (i) the date Fannie Mae receives the fully executed Master Agreement from Lender or (ii) the effective date specified on Exhibit 1 hereto.

Master Agreement ML02783
MA - 1
March 15, 2010

Lender hereby confirms, by checking the appropriate section below, that:

It is not a federally-insured institution or an affiliate or subsidiary of a federally-insured institution.

X
It is a federally-insured institution or an affiliate or subsidiary of a federally-insured institution. If Lender has checked this section, then Lender agrees to the representations and warranties described in the “Master Agreement Terms and Conditions” section of the Selling Guide.

Sincerely,
FANNIE MAE

By:	/s/ David Battany
David Battany
Director/Assistant Vice President

Agreed, acknowledged and accepted.

HOMESTREET BANK

By:	/s/ Curt Byers
Name:	Curt Byers
Title:	V.P. HOMESTREET BANK
Date:	3/19/2010

Master Agreement ML02783
MA - 2
March 15, 2010

EXHIBIT 1
TO MASTER AGREEMENT ML02783 Second Term

Lender Name	HomeStreet Bank

Lender Number	20722-000-0

Delivery Term:	Second

Effective Date of Delivery Term:	April 1, 2010

Expiration Date of Delivery Term:	March 31, 2012

Agreed Amount for Delivery Term:	$2,550,000,000.00 (Optional)

Master Agreement ML02783
MA - Exhibit 1 - 1
Amendment 9
March 15, 2011

MASTER AGREEMENT - GENERAL TERMS
The following Uniform provisions and defined terms/acronyms apply to all sections of the Master Agreement.
PART 1. UNIFORM PROVISIONS.

1.
Lender represents and warrants that Mortgages delivered pursuant to a Variance, Special Requirement or nonstandard MBS Contract term contained in this Master Agreement comply with all provisions of the applicable Variance, Special Requirement or nonstandard MBS Contract term.

2.	Lender must enter all SFC(s) required by the Selling Guide, in addition to any additional SFC(s) specified in this Master Agreement.

3.	In addition to any additional LLPA(s) specified in this Master Agreement, Lender must pay all LLPA(s) required by the Selling Guide, unless otherwise specified.

4.	Mortgages may be sold to Fannie Mae as cash deliveries or as MBS pool deliveries, unless otherwise specified.

5.	For a Mortgage to be included in an MBS pool, the origination date LTV may not exceed 100%, unless otherwise specified.

6.	Mortgages originated pursuant to a Variance must be first lien, conventional Mortgages, unless otherwise specified.

7.	Lender agrees not to use Fannie Mae’s name in any advertising distribution, publication or communication to any third party of any Variance or other provision of this Master Agreement.

8.
If a provision of this Master Agreement permits a type of loan that has additional requirements per the Selling Guide (e.g., lender approval for cooperative share loans), then those Selling Guide requirements still apply unless otherwise stated.

9.
Variance Mortgages may not be originated in combination with any other Variances contained in this Master Agreement without Fannie Mae’s prior written approval, unless specifically permitted in a particular Variance.

10.
Unless otherwise specified, any Variance, Special Requirement or nonstandard MBS Contract may be amended or terminated with reasonable notice to Lender, which in many cases will be at least 90 days, in accordance with the provisions of the Selling Guide. Additionally, Fannie Mae reserves the right to rescind or modify any of the terms of any Variance, Special Requirement or nonstandard MBS Contract in connection with the renewal or extension of this Master Agreement or upon reasonable notice to Lender, unless otherwise specified.

Master Agreement ML02783
MA - General Terms - 1
Amendment 9
March 15, 2011

11.
If Mortgages with IO features are eligible for origination under the terms of a Variance, then such IO Mortgages are subject to the IO eligibility requirements per the Selling Guide, if more restrictive than the Variance, unless the Variance specifically provides that the Variance eligibility requirements supersede the Selling Guide requirements for IO Mortgages.

12.	Trademarks are the property of their respective owners. Fannie Mae trademarks are identified at: www.fanniemae.com/legal/trademarks.jhtml?p=Legal&t=Trademarks
PART II. DEFINED TERMS AND ACRONYMS
The defined terms and acronyms below apply to provisions of this Master Agreement (including Variances and Special Requirements), unless a term is otherwise defined in a specific provision. This list supplements the list in “Exhibit 1: Master Agreement Terms and Conditions” section of the Master Agreement, and to the extent there is any inconsistency, the list below shall control.

ARM:	adjustable-rate mortgage loan
Additional ARM Definitions:
ARM Type
	6/6 ARM	Standard Fannie Mae ARM plans with a six-month IFRP, followed by interest rate adjustments every 6 months
	1/1 ARM	Standard Fannie Mae ARM plans with a one-year IFRP, followed by interest rate adjustments every 12 months.
	3/1 ARM	Standard Fannie Mae ARM plans with a three-year IFRP, followed by interest rate adjustments every 12 months.
	3/3 ARM	Standard Fannie Mae ARM plans with a three-year IFRP, followed by interest rate adjustments every 36 months.
	5/1 ARM	Standard Fannie Mae ARM plans with a five-year IFRP, followed by interest rate adjustments every 12 months.
	7/1 ARM	Standard Fannie Mae ARM plans with a seven-year IFRP, followed by interest rate adjustments every 12 months.
	10/1 ARM	Standard Fannie Mae ARM plans with a 10-year IFRP, followed by interest rate adjustments every 12 months.
	COFI ARM	Standard Fannie Mae ARM plans with interest rate adjustments tied to a “cost of funds” index, as defined in the Glossary to the Selling Guide.
	LIBOR ARM	Standard Fannie Mae ARM plans with interest rate adjustments tied to the London Interbank Offered Rate index, as defined in the Glossary to the Selling Guide.
	TREASURY ARM	Standard Fannie Mae ARM plans with interest rate adjustments tied to the Treasury Index, as defined in the Glossary to the Selling Guide.
All Standard Fannie Mae ARM Plans:	All standard Fannie Mae MBS ARM Plans, plus all standard plans available for whole loan sale only, per the Selling Guide
AUS	automated underwriting system
bp:	basis point
CLTV:	combined loan-to-value ratio
Condo:	Unit in a condominium project
Coop:	Unit in a cooperative project
Coop Loan:	Loan secured by a coop; cooperative share loan

Master Agreement ML02783
MA - General Terms - 2
Amendment 9
March 15, 2011

COR:	cash-out refinance transaction
DO®:	Desktop Originator®
DTI ratio:	Total “debt-to-income” ratio
DU®:	Desktop Underwriter®
EA:	Fannie Mae’s “Expanded Approval®” mortgage product
FA-ARM:	Fully amortizing ARM
FA-FRM:	Fully amortizing FRM
FICO:	credit score; the classic FICO score developed by Fair, Isaac, and Company, Inc.
Form 1003:	Uniform Residential Loan Application
Form 1004:	Uniform Residential Appraisal Report
Form 1073:	Individual Condominium Unit Appraisal Report
FRM:	fixed-rate mortgage loan
Guides:	The Selling Guide and the Servicing Guide
HCLTV:	home equity combined loan-to-value ratio
HUD-1:	HUD-1 uniform settlement statement
IFRP:	initial fixed-interest rate period of an ARM
IO:	interest-only feature
IO-FRM:	FRM with IO
IO-ARM:	ARM with IO
LCOR:	limited cash-out refinance transaction
LLPA:	loan-level price adjustment
LPMI:	lender-purchased mortgage insurance
LTV:	loan-to-value ratio
MCM:	Fannie Mae’s MyCommunityMortgageTM products
MI:	private primary mortgage insurance
MSSC:	The “Mortgage Selling and Servicing Contract” executed by and between Fannie Mae and Lender, unless otherwise specified
OPB:	original principal balance
P&I:	principal and interest
PITI:	principal, interest, taxes, and insurance
PIW:
Property Inspection Waiver, which is a fieldwork recommendation offered by Fannie Mae through DU and the Automated Property Service (APS) that results in an offer to waive the property inspection and appraisal for certain lower risk transactions

Selling Guide:	Fannie Mae’s Selling Guide, as modified, amended or supplemented from time to time
Servicing Guide:	Fannie Mae’s Servicing Guide, as modified, amended or supplemented from time to time
SFC:	Special Feature Code
SFR:	Single-family residence
Standard MI:	MI at the level required by the Selling Guide at the time of delivery of the Mortgage
TPO:	Third party originations: includes both Broker and Correspondent loans
UPB:	unpaid principal balance
Variance Mortgage	As used in any Variance, mortgages delivered pursuant to such Variance

Master Agreement ML02783
MA - General Terms - 3
Amendment 9
March 15, 2011

VARIANCES
TABLE OF CONTENTS

VAR #	Title

VAR 1	HomeStyle Renovation Mortgages - DISCONTINUED

VAR 2	Qualification of Loans with Non-Occupant Co-Borrowers

VAR 3	Energy Efficient Mortgages (EXPIRING) - DISCONTINUED

VAR 4	HomePath Mortgages - DISCONTINUED

VAR 5	HomePath Renovation Mortgages - DISCONTINUED

VAR 6	Deferred Student Loan Obligations (03/10 modified) - DISCONTINUED

VAR 7	HomeStyle Renovation Escrow (03/10) - DISCONTINUED

VAR 8	Brigham Young University Residential Leasehold Estates in Hawaii (03/10) - DISCONTINUED

VAR 9	Investor Channel Bulk Transaction Delivery Variance Deal Factory No. 20917; Cash Commitment Nos: 817025, 817026, 817027, 817028, 817029, 817030, 817031, 817032, 817033, and 817034. - DISCONTINUED

VAR 10	HomePath and HomePath Renovation Mortgages (EXPIRING) - DISCONTINUED

VAR 11	HomePath and HomePath Renovation Mortgages (EXPIRING) - DISCONTINUED

VAR 12	HomePath and HomePath Renovation Mortgages

VAR 13	HomeStyle Renovation Mortgages (04/2010)

Master Agreement ML02783
VAR/TOC - 1
Amendment 9
March 15, 2011

VAR 2 Qualification of Loans with Non-Occupant Co-Borrowers

Title (Version):	Qualification of Loans with Non-Occupant Co-Borrowers (05/2010)
Description:

Lender may sell Mortgages in which a non-occupying co-borrower’s income was considered as acceptable qualifying income without requiring that the occupant-borrower also qualify based solely on the occupant borrower’s income, subject to the following:

ELIGIBILITY REQUIREMENTS
Eligibility: General	Mortgages must meet the following eligibility requirements:
Standard per Selling Guide except as provided below.
Maximum LTV/CLTV/HCLT (%)	80/80/80
Minimum Representative FICO Credit Score	720
Loan Purpose	Purchase
LCOR
Occupancy/Number of Units	Primary Residence
1-unit
Mortgage Products/Features (including Amortization Type and Term)	Fully-amortizing (FA) Mortgages:
FA-FRMs: Standard per Selling Guide, with terms up to 30 years.
FA-ARMs: Standard per Selling Guide, with terms up to 30 years.
See eligible FA-ARM plans in the “ARM Plan Numbers” section below.
ARM Plan Numbers	30-Year FA-ARMs (fully amortizing):
7/1 ARMs: Plans 750, 751
10/1 ARMs: Plans 1423,1437
UNDERWRITING/DOCUMENTATION
Required Underwriting Method	Manual underwriting (see Conditions below)
Manual Underwriting: Conditions	Per Selling Guide, except as modified by this Variance.
Total Debt-to-Income (“DTI”) Ratio(s)	Maximum: 43% combined, for all borrowers.
Non-Occupant Co-Borrower	Income allowed for qualification
Must be a member of borrower’s immediate family.
DELIVERY REQUIREMENTS
Combining with Other Variances	Lender may combine Variance Mortgages with other variances as long as the most conservative underwriting and eligibility

Master Agreement ML02783
VAR 2 - 1
Amendment 3
July 20, 2010

requirements apply.

Master Agreement ML02783
VAR 2 - 2
Amendment 3
July 20, 2010

VAR 12	HomePath and HomePath Renovation Mortgages

Title (Version):	HomePath and HomePath Renovation Mortgages (02/2011)
Description:

Lender may sell Mortgages originated under Fannie Mae’s HomePath (“HomePath Mortgages”) and HomePath Initiative secured by properties that require moderate renovation (“HomePath Renovation Mortgages”). HomePath Renovation Mortgages are not HomeStyle® Renovation mortgages. The only HomeStyle Renovation requirements that apply to HomePath Renovation Mortgages are those relating to the actual renovation process, as described in the “HomeStyle Renovation Requirements: Limitation of Applicability” section below. All eligibility, underwriting, mortgage origination, delivery and pricing requirements applicable to HomePath and HomePath Renovation Mortgages are per this Variance.

HomePath and HomePath Renovation Mortgages are subject to the following terms and conditions:

PART A.	HomePath Mortgages

ELIGIBILITY REQUIREMENTS
Eligibility: General	Mortgages must meet the following eligibility requirements:
Standard per Desktop Underwriter (“DU”) except as provided below.
Maximum LTV/CLTV/HCLTV (%)	Maximum LTV/CLTV/HCLTV for Mortgages with interest-only features (“IO”) is per Selling Guide.
Maximum LTV/CLTV/HCLTV for fully amortizing Mortgages (“non-IO”) is per Selling Guide, except as follows:
90/90/90 for 1-unit investment properties.
80/80/80 for 2-unit investment properties.
75/75/75 for 2-4 unit investment properties where the borrower owns 5-10 financed properties as described in the “Eligibility Matrix” on the efanniemae.com website.
* Max CLTV is 105% if the mortgage is part of a Community Seconds transaction.
All high balance Mortgages (including 1-4 unit investment properties) are subject to minimum credit score and maximum LTV/CLTV/HCLTV requirements per Selling Guide.
MCM mortgages are not eligible.
Loan Purpose	Purchase only.
Mortgage Products/Features (including Amortization	All standard FRM and ARM products per Selling Guide are eligible.

Master Agreement ML02783
VAR 12 - 1
Amendment 9
March 15, 2011

Type and Term)	Unless otherwise provided in this Variance, products must meet the standard eligibility requirements for the specific mortgage type, property type or feature per Selling Guide, for example:
IO features
Cooperative share loans
Manufactured housing
High-balance Mortgages
Eligible ARM Plan Numbers	Per Selling Guide, as applicable to the standard eligibility requirements for the specific mortgage type.
Minimum FICO	Per Selling Guide, except as follows:
660 for non-IO Mortgages with LTVs over 80% (except for high-balance Mortgages); and
720 for all IO Mortgages.
Per Selling Guide for high-balance Mortgages
Mortgaged Property	Mortgages must be secured by properties that are acquired from Fannie Mae and designated by Fannie Mae on the www.homepath.com website as eligible for HomePath financing.
Lender must document the file with appropriate pages printed from www.homepath.com showing that the property was eligible for HomePath financing.
Subordinate Financing	Permitted per Selling Guide.
UNDERWRITING/DOCUMENTATION
Required Underwriting Method	DU. See additional provisions in the “Desktop Underwriter” section below.
Interested Party Contributions (“IPC”)	Maximum IPC:

Notwithstanding the Selling Guide requirements, for principal residences with LTVs (or CLTVs if applicable) greater than 90%: 6.00% of the Contract Sales Price (see “Determination of Property Value” section below).

Investment properties and second homes: standard per Selling Guide.
PROPERTY VALUATION/APPRAISAL REQUIREMENTS
Required Appraisal Type	No appraisal is required. If an appraisal is obtained by Lender or any party other than the borrower, as expressly provided below, then the mortgage is ineligible for HomePath financing.
Notwithstanding the Selling Guide, Lender is not required to represent and warrant the value or the condition of the property.

Master Agreement ML02783
VAR 12 - 2
Amendment 9
March 15, 2011

If the borrower, at its option, chooses to obtain an appraisal, then:

The borrower must order the appraisal from an appraiser selected by the borrower (and not one recommended by Lender), and the appraisal must be paid for by the borrower outside of the loan transaction.

Lender must not request a copy of the appraisal, but if one is provided by the borrower then it must be included in the loan file with a note that the appraisal was ordered by the borrower outside of the loan transaction and was not reviewed or approved by Lender.

The property value shown on the appraisal will not impact the LTV calculation for purposes of this Variance.

Lender must inform the borrower that the purpose of the borrower-ordered appraisal and its contents are for the use and information of the borrower only, and will not be considered for purposes of the loan transaction.

Determination of Property Value

Property value for purposes of loan delivery and for determining LTV/CLTV/HCLTV is the sales price of the property as evidenced by the sales contract between Fannie Mae and the buyer/borrower (“Contract Sales Price”).

MORTGAGE INSURANCE/CREDIT ENHANCEMENT
Mortgage Insurance Coverage (“MI”)	MI is not required, provided that at delivery Mortgages with LTVs over 80% will be subject to the applicable LLPAs per Attachment 1.
DESKTOP UNDERWRITER
Required Recommendation Levels	Any of the following:
Approve
EA-I
Requires an “Eligible” recommendation. “Ineligible” recommendations are permitted if only reason for ineligibility is:
LTV greater than 85% for non-IO Mortgages secured by 1- unit investment properties; or
LTV greater than 75% for non-IO Mortgages secured by 2- unit investment properties.
Documentation Levels	Must use documentation levels issued by DU, except for the level of fieldwork recommendation.
DU Messaging	Lender may disregard the following DU messages, provided that the Mortgage complies with all requirements of this Variance:
Any message relating to the 1-unit investment property

Master Agreement ML02783
VAR 12 - 3
Amendment 9
March 15, 2011

receiving an “Ineligible” recommendation due to an LTV/CLTV/HCLTV greater than 85%, per “Required Recommendation Levels” section above;
Any message relating to the 2-unit investment property receiving an “Ineligible” recommendation due to an LTV/CLTV/HCLTV greater than 75%, per “Required Recommendation Levels” section above;
Any message relating to amount of MI required;
Any message that says the maximum allowable IPC has been exceeded on a principal residence with LTV or CLTV over 90%;
Any message related to the level of fieldwork recommendation; and
Any message that says the property value estimate appears to have an excessive rate of appreciation based on analysis on a recent sale.
Limited Waiver of Representations and Warranties

Mortgages receiving an “Approve” or “EA” recommendation are eligible for the limited waiver of underwriting representations and warranties provided the Mortgage complies with all applicable terms of the limited waiver per the Selling Guide and this Variance.

DU Submission Instructions	HomePath Mortgages must not be submitted to DU as MyCommunityMortgages.
PROJECT APPROVAL AND REQUIREMENTS
Project Eligibility	Lender is not required to warrant that the condominium, cooperative or PUD project meets Fannie Mae’s project eligibility criteria.
Project Type Code

Lender must utilize the following Project Type Codes at the time of delivery for all HomePath Mortgages secured by a property in a condominium project, cooperative project, or planned unit development where no project review is performed:

V - for properties in a condominium project,
2 - for properties in a cooperative project, and
E - for properties in a planned unit development.

As a reminder, a Project Type Code of G would be used at the time of delivery for all Mortgages secured by a property that is not located in a condominium project, cooperative project, or planned unit development.

Insurance	Lender must confirm that the project has adequate hazard, flood, and liability coverage in place and verify the existence of fidelity insurance coverage.
ADDITIONAL REQUIREMENTS
Refinance of HomePath	HomePath Mortgages originated in accordance with these

Master Agreement ML02783
VAR 12 - 4
Amendment 9
March 15, 2011

Mortgages	requirements are not eligible for refinance under Fannie Mae’s Refi Plus™.
ORIGINATION CHANNEL REQUIREMENTS
Eligible Channel(s)	All
PRICING
MBS	Base guaranty fee is per MBS Contract for applicable mortgage product (“Base Pricing”).
See applicable LLPAs in “Loan-Level Price Adjustment(s)” section below.
Whole Loans	Current pricing will be provided at time Mortgages are committed for sale (“Base Pricing”).
See applicable LLPAs in “Loan-Level Price Adjustment(s)” section below.
Loan-Level Price Adjustment(s) (“LLPA”)	In addition to applicable Base Pricing, HomePath Mortgages are subject to the following LLPAs:

LLPAs per Attachment 1: and

All LLPAs per the Selling Guide per the “Loan-Level Price Adjustment (LLPA) Matrix and Adverse Market Delivery Charge (AMDC) Information” on efanniemae.com with the exception of investment property (see Attachment 1 for LLPAs assessed on investment properties).

Pricing Changes	Fannie Mae reserves the right to change any pricing related to HomePath Mortgages with 60 days prior notice to Lender.
DELIVERY REQUIREMENTS
Special Feature Code(s) (“SFC”): Specific to Variance Mortgages	057- for all HomePath Mortgages
Special Feature Code(s) (“SFC”): Other Instructions	All standard per Selling Guide, including:
118 (for first Mortgages originated in conjunction with Community Seconds transactions); and
062 (Expanded Approval Mortgages) - for all HomePath Mortgages that receive an EA-I recommendation from DU.
Mortgage Insurance (MI) Code	MI Code 98 for Mortgages over 80% LTV.
Execution Options	Both whole loan and MBS executions are available.
Whole Loan Deliveries	Lender must use eCommitting™.
Combining with Other Variances	Lender may NOT combine HomePath Mortgages with other variances.

Master Agreement ML02783
VAR 12 - 5
Amendment 9
March 15, 2011

Housing Goals Data	Lender is required to report all applicable Housing Goals data. If no appraisal is obtained, then Lender should use the information from the property description on www.homepath.com.
For investment properties occupied by renters, Lender must report the current rental income at delivery, even if the rental income was not used to qualify the borrower.

If the property is vacant and rental data is unavailable, Lender must deliver the loans as “missing” for the relevant housing goals fields, and subsequently contact their Account Team to submit a Housing Goals Data Waiver Request for the missing fields.

Selling Representations and Warranties	Lender makes all selling representations and warranties per the Selling Guide, as modified by this Variance.
Effective Date for Sale of Variance Mortgages	This Variance will be effective for whole loans purchased on or after February 1, 2011 and for loans delivered into MBS pools with issue dates on or after February 1, 2011.
PART B. HomePath Renovation Mortgages
HomePath Renovation Mortgages are subject to the terms and conditions in Part A for HomePath Mortgages above, except as follows:

ELIGIBILITY REQUIREMENTS
Maximum LTV/CLTV/HCLTV (%)	Maximum LTV/CLTV/HCLTV are the same as applicable to HomeStyle Renovation mortgages, except:
97/97/97 for 1 -unit principal residence.*
85/85/85 for 1-unit investment properties
75/75/75 for 2-4 unit investment properties
*Max CLTV is 105% if the mortgage is part of a Community Seconds transaction.
Property Types

When the security property is a unit in a condominium (or cooperative) project, the project must be one for which the proposed renovation work is permissible under the bylaws of the owners’ association (or cooperative corporation) or one for which the owners’ association (or cooperative corporation) has given written approval for the renovation work. The renovation work for a condominium or cooperative unit must be limited to the interior of the unit (including the installation of fire walls in the attic).

Manufactured homes are ineligible.
Mortgage Products/Features	Eligible:
All standard fully amortizing FRMs and 30-year ARM

Master Agreement ML02783
VAR 12 - 6
Amendment 9
March 15, 2011

March 15, 2011

(including Amortization Type and Term)	products with initial fixed rate periods of at least 3 years per Selling Guide, including high-balance mortgages.
Ineligible:
Mortgages with interest-only features
Mortgages with original terms over 30 years
ARMs with initial fixed rate periods less than 3 years
Eligible ARM Plan Numbers	Per Selling Guide (fully amortizing 30-year ARMs with initial fixed rate periods of at least 3 years), as applicable to the standard eligibility requirements for the specific mortgage type.
Mortgaged Property	Mortgages must be secured by properties that are acquired from Fannie Mae and designated by Fannie Mae on www.homepath.com website as eligible for HomePath Renovation financing.
Lender must document the file with appropriate pages printed from www.homepath.com showing that the property was eligible for HomePath Renovation financing.
UNDERWRITING/DOCUMENTATION
Interested Party Contributions(“IPC”)	Maximum IPC:

Notwithstanding the Selling Guide requirements, for principal residences with LTV (or CLTV if applicable) greater than 90%: 6.00% of the Contract Sales Price (see “Determination of Property Value” section below).

ADDITIONAL BORROWER ELIGIBILITY
Eligible Borrower: Renovation	Borrower must be an individual (for-profit or non-profit investors and local government agencies are not eligible borrowers).
PROPERTY VALUATION/APPRAISAL REQUIREMENTS
Required Appraisal Type	Lender must obtain an “as-completed” full appraisal.
Determination of Property Value	Property value for purposes of loan delivery and for determining LTV/CLTV/HCLTV shall be the lesser of:
the “as completed” appraised value; or

the sum of the sales price of the property as evidenced by the sales contract between Fannie Mae and the buyer/borrower (“Contract Sales Price”) and the total renovation costs (which include the renovation costs and all allowable fees and charges).

RENOVATION REQUIREMENTS
HomeStyle Renovation Requirements: Limitation	Lender is responsible for managing and monitoring the completion of the renovation work. All requirements

Master Agreement ML02783
VAR 12 - 7
Amendment 9
March 15, 2011

of Applicability
applicable to Fannie Mae’s HomeStyle Renovation mortgages relating to the actual renovation process apply, including holdbacks, renovation escrow, disbursement, contingency reserve, change orders, sweat equity and insurance, except as otherwise specified in this Variance, the HomePath Documents or as described below:

Total Cost. The total renovation costs may not exceed the lesser of 35% of the “as completed” appraised value or $35,000.00.

No Recourse. If the HomePath Renovation Mortgage becomes delinquent during the renovation period, there is no automatic recourse to Lender as there is for HomeStyle Renovation mortgages, and Lender is not required to code the HomePath Renovation Mortgage with SFC “001.” However all of Lender’s standard selling representations and warranties apply to HomePath Renovation Mortgages.

Mortgage Payments During Renovation Period. Lender may not escrow for any mortgage payments that may come due during the renovation period.

all Mortgages with LTVs of 95% or more, and
all Mortgages secured by 2-4 unit properties, regardless of LTV.

Verification of Completion. Lender must provide Fannie Mae with verification of completion of the renovation upon request of Fannie Mae.

DESKTOP UNDERWRITER
Required Recommendation Levels	Any of the following:

EA-I

Master Agreement ML02783
VAR 12 - 8
Amendment 9
March 15, 2011

Requires “Eligible” recommendation. “Ineligible” recommendations are permitted if the only reason for ineligibility is one of the following:

LTV greater than 75% for a 1-unit investment property, provided the LTV complies with the maximum LTV stated above. (CLTV and HCLTV for 1-unit investment properties currently at 85% for HomeStyle Renovation in DU.)

Documentation Levels	Must use documentation levels issued by DU.
DU Data Entry Requirements	For all transactions other than 2-4 unit investment properties, the renovation costs must be entered in Line b of Section VII (Details of Transaction) on the loan application.

For 2-4 unit investment properties, Lender should not enter the renovation costs on Line b or DU will issue an Out of Scope recommendation. For these transactions, the sum of the sales price and the renovation costs must be entered in Line a.

DU Messaging	Lender may disregard the following DU messages, provided that the Mortgage complies with all requirements of this Variance:

Legal Documents: Renovation	Lender must use the following (“HomePath Documents”):

In addition to the mandatory HomePath Documents listed above, Lender at its option may use other model HomeStyle documents (e.g., Lien Waiver, Contractor Profile Report, Change Order Request) provided that the types of transactions and the types of lenders making the HomePath Renovation Mortgage may be subject to a variety of laws and regulations, so it may be necessary to modify this document for use by

Master Agreement ML02783
VAR 12 - 9
Amendment 9
March 15, 2011

Lender or in particular transactions.
ADDITIONAL LENDER REQUIREMENTS
HomeStyle Approval	Lender must be approved to sell HomeStyle Mortgages to Fannie Mae.
ADDITIONAL REQUIREMENTS
Servicing Transfers: Renovation	Lender cannot transfer servicing of HomePath Renovation Mortgages until the renovation is complete.
DELIVERY REQUIREMENTS
Special Feature Code(s) (“SFC”): Specific to Variance Mortgages	058 - for all HomePath Renovation Mortgages
Special Feature Code(s) (“SFC”): Other Instructions	All standard per Selling Guide, including:
118 (for first Mortgages originated in conjunction with Community Seconds transactions); or

Master Agreement ML02783
VAR 12 - 10
Amendment 9
March 15, 2011

Attachment 1
Pricing

(1)	LLPAs applicable to HomePath Mortgages and HomePath Renovation Mortgages with no MI, in addition to all applicable LLPAs per Selling Guide and this Attachment 1:

LTV	LLPA (No MI)
80.01-85%	[***]%
85.01-90%	[***]%
90.01-95%	[***]%
95.01-97%	[***]%

(2)
LLPAs applicable to HomePath Mortgages and HomePath Renovation Mortgages secured by investment properties. This is in lieu of the LLPA applicable to mortgages secured by investment properties per the Selling Guide, but is in addition to all other applicable LLPAs per Selling Guide and this Attachment 1:

Representative Credit Scores	<=70.00	70:01 - 75.00%	75.01 - 80.00%	80.01 - 90.00%	SFC
> = 740	[***]%	[***]%		[***]%	057 and 058
<740	[***]%	[***]%	[***]%	[***]%	057 and 058

Master Agreement ML02783
VAR 12 - 11
Amendment 9
March 15, 2011

VAR 13 HomeStyle Renovation Mortgages (04/2010)

Title (Version):	HomeStyle ® Renovation Mortgages (04/2010)
Description:	Lender is approved to sell HomeStyle Renovation Mortgages per the Selling Guide.

DELIVERY REQUIREMENTS
Special Feature Code(s) (“SFC”): Specific to Variance Mortgages	“215” “001” Note: Once renovation has been completed, Lender must contact its Fannie Mae Customer Account Team to remove SFC “001.”
Special Feature Code(s) (“SFC”): Other Instructions
To have the recourse obligation (identified by SFC “001”) removed from any Mortgage, Lender must provide its Fannie Mae Senior Account Manager or Customer Account Risk Manager with documentation showing that renovation related to such Mortgage has been completed.

UNDERWRITING/DOCUMENTATION
Contingency Reserve
Borrower shall be permitted to maintain a 10% contingency reserve held in a depository account with the Lender, in lieu of having a renovation escrow account. However, if the reserve is held in borrower’s personal account, the Lender must place a hold on said funds until such time as the renovation is completed pursuant to the Selling Guide.

VOLUME LIMITS
Maximum Dollar Amount	$5,000,000 aggregate UPB of Variance Mortgages outstanding at any time for which a certificate of completion has not been submitted by Lender to Fannie Mae in accordance with the Selling Guide.
420948v3

Master Agreement ML02783
VAR 13 - 1
Amendment 9
March 15, 2011

SPECIAL REQUIREMENTS
This Special Requirements Attachment is attached to and made a part of the Master Agreement. Under this Master Agreement, Lender may sell Mortgages originated in accordance with the following special requirements. Unless otherwise specified, the following special requirements apply only to conventional, first lien Mortgages.

Master Agreement ML02783
SREQ - 1
Amendment 1
May 15, 2010

SPECIAL REQUIREMENTS
TABLE OF CONTENTS

Title

SR 1 Lender Scheduled/Scheduled Remittances (04/10)

Master Agreement ML02783
SREQ/TOC - 1
Amendment 1
May 15, 2010

SR 1 Lender Scheduled/Scheduled Remittances (04/10)

Title (Version):	Lender Scheduled/Scheduled Remittances (04/10)
Description:
Lender may remit by wire transfer “scheduled/scheduled” remittances of principal and interest up to two days prior to the date on which Fannie Mae’s Automated Drafting System will draft all unremitted amounts, subject to the following:

REMITTANCE OBLIGATIONS
General
 The Servicing Guide provides that Fannie Mae will draft scheduled/scheduled principal and interest payments on the 18th of each calendar month (or the preceding business day if the 18th is not a business day).

 Lender may elect to remit scheduled/scheduled remittances by wire transfer up to two business days prior to the business on which Fannie Mae will draft funds from the applicable account through the Automated Drafting System.

 Lender shall notify Fannie Mae in advance of the amount of each such wire transfer remittance.

 If Fannie Mae receives such notice, and the wire transfer to Fannie Mae is completed by 10:00 a.m. ET on the business day prior to the 18th, Fannie Mae will reduce the automated draft amount to reflect the remittances received via such wire transfer.

 As examples:

 if the 18th of the month falls on a Sunday (and the Thursday and Friday prior are both business days), the last business day on which the Lender may wire funds pursuant to this Special Requirement is Thursday the 16th.

 If the 18th falls on a Monday (and that date and the Thursday and Friday prior are all business days), the last business day on which the Lender may wire funds pursuant to this Special Requirement is Friday the 15th.

Termination	Fannie Mae may modify or terminate this Special Requirement in its sole discretion.
261142v2

Master Agreement ML02783
SR 1 Lender Scheduled/Scheduled Remittances (04/10) - 1
Amendment 1

May 5, 2010

FIXED-RATE PRODUCT ATTACHMENT
This Fixed-Rate Product Attachment for FHA/VA or conventional fixed-rate, residential mortgage loans (“Fixed-Rate Mortgages”) is attached to and made a part of the Master Agreement.
Variances, Special Products, and Special Requirements Applicable to Fixed-Rate Mortgages
Please refer to the attachments under the “Variances” tab and the “Special Requirements” tab, as applicable, for eligibility for variances, special products, and special requirements.
MBS Guaranty Fee and Buyup/Buydown Information
The guaranty fee due to Fannie Mae for any Mortgage sold under any MBS Contract shall be at the annual rate specified in the applicable MBS Contract, payable monthly, after giving effect to any reduction of the guaranty fee through use of the MBS Express remittance cycle, if applicable. In addition, the guaranty fee will be set before giving effect to (i) any reduction of the guaranty fee through use of the rapid payment method of remittances, if applicable, and (ii) any increases or decreases of the guaranty fee relating to any buyups or buydowns of such fee, if applicable.
Lender must choose the applicable Buyup/Buydown Grid posting, “Early” or “Late,” by contacting its customer account team in its lead regional office, prior to the “Early” grid posting. If Lender fails to notify its lead regional office of its grid selection before the “Early” grid is posted, Fannie Mae will assume that Lender has selected the “Early” posting grid. Lender’s grid selection will apply to all MBS pools that it sells under the same MBS Contract. Ratios for products or note rates that are not included in the regular posting may be negotiated through Lender’s lead regional office.

Master Agreement ML02783
FRM - 1
Amendment 9
March 15, 2011

Contract No. L01030
FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
MASTER AGREEMENT ML02783 Second Term

Lender: HomeStreet Bank	Lender Number: 20722-000-0

Eligible Products:	10, 15, 20, 25, 30, 40 year fixed-rate mortgages

Guaranty Fee:	[***] Basis Points (10yr, 15yr FRM)

[***] Basis Points (20yr, 25yr, 30yr, 40yr FRM)

[***] Basis Points (30yr, 40yr IO FRM)

Maximum Amount of Pool Purchase Transactions for Delivery during Second Delivery Term:	$1,250,000,000.00
Original First and Last Issue Date for Pools formed under this Contract:
April 1, 2010 - June 1, 2011

First Issue Date for Pools formed under this amended Contract:	April 1, 2011

Servicing Option:	Special

Buyup/Buydown Grid:	Early (See additional terms in the MBS Guaranty Fee and Buyup/Buydown Information on the Fixed- Rate Product Attachment.)

Mortgage Type:	Conventional

Remittance Cycle:	Standard

Seasoning Requirements:	Current

Special Feature Codes:	Per the Selling Guide and applicable attachments under the “Variances” and “Special Requirements” tabs of the Master Agreement.
Additional Terms:

The Guaranty Fee adjustment for the MBS Express or RPM remittance cycle, if applicable, may be changed by Fannie Mae from time to time and will be effective 60 days after notice to Lender.

Only FRMS and IO FRMS must be delivered under this MBS Contract. All other Mortgage products are ineligible.

Pool Purchase Contract No. L01030
FRM - 1
Amendment 9
March 15, 2011

ARM PRODUCT ATTACHMENT
This ARM Product Attachment for conventional adjustable-rate residential mortgage loans is attached to and made a part of the Master Agreement.
Standard Fannie Mae ARM Plans Eligible for Delivery Under MBS Contracts
For a complete description of Fannie Mae’s standard ARM plans, see the Standard ARM Plan Matrix on efanniemae.com. Each ARM MBS Contract will reference ARM plans eligible for delivery under such MBS Contract.
Variances, Special Products, and Special Requirements Applicable to Adjustable-Rate Mortgages
Please refer to the attachments under the “Variances” tab and the “Special Requirements” tab, as applicable, for eligibility for variances, special products, and special requirements.
MBS Guaranty Fee and Buyup/Buydown Information
The guaranty fee due to Fannie Mae for any Mortgage sold under any MBS Contract shall be at the annual rate specified in the applicable MBS Contract, payable monthly, after giving effect to any reduction of the guaranty fee through use of the MBS Express remittance cycle, if applicable. In addition, the guaranty fee will be set before giving effect to (i) any reduction of the guaranty fee through use of the rapid payment method of remittances, if applicable, and (ii) any increases or decreases of the guaranty fee relating to any buyups or buydowns of such fee, if applicable.
Lender must choose the applicable Buyup/Buydown Grid posting, “Early” or “Late,” by contacting its customer account team in its lead regional office, prior to the “Early” grid posting. If Lender fails to notify its lead regional office of its grid selection before the “Early” grid is posted, Fannie Mae will assume that Lender has selected the “Early” posting grid. Lender’s grid selection will apply to all MBS pools that it sells under the same MBS Contract. Ratios for products or note rates that are not included in the regular posting may be negotiated through Lender’s lead regional office.

Master Agreement ML02783
ARM - 1
Amendment 9
March 15, 2011

Contract No. L01028
ADJUSTABLE-RATE MORTGAGE POOL PURCHASE CONTRACT
MASTER AGREEMENT ML02783 Second Term

Lender: HomeStreet Bank	Lender Number: 20722-000-0

Eligible Products:	Adjustable-Rate Conventional Mortgages

Plan Number(s):
03505, 00659, 00660, 00661, 02238, 02699, 02724, 02725, 02737, 03128, 03252 (only those listed above are eligible under this contract - for more details, see the Standard ARM Plan Matrix on efanniemae.com or, if applicable, the instructions in the Additional Terms section)

Guaranty Fee:	[***] Basis Point (30yr, 40yr ARM) [***] Basis Points (30yr “IO” ARM)

Maximum Amount of Pool Purchase Transactions for Delivery during Second Delivery Term:	$60,000,000.00

Original First and Last Issue Date for Pools formed under this Contract:	April 1, 2010 - June 1, 2011

First Issue Date for Pools formed under this amended Contract:	April 1, 2011

Servicing Option:	Special

Buyup/Buydown Grid:	Early (See additional terms in the MBS Guaranty Fee and Buyup/Buydown Information in the Preamble section.)

Mortgage Type:	Conventional

Pooling Structure:	ARM Flex

Remittance Cycle:	Standard

Seasoning Requirements:	Current

Conversion Option:	N/A

Special Feature Codes:	Per the Selling Guide and applicable attachments under the “Variances” and “Special Requirements” tabs of the Master Agreement.

Pool Purchase Contract No. L01028
ARM - 1
Amendment 9
March 15, 2011

Additional Terms:

The Guaranty Fee adjustment for the MBS Express or RPM remittance cycle, if applicable, may be changed by Fannie Mae from time to time and will be effective 60 days after notice to Lender.

Only ARMS and IO ARMS must be delivered under this MBS Contract. All other Mortgage products are ineligible.

Pool Purchase Contract No. L01028
ARM - 2
Amendment 9
March 15, 2011

CONFIDENTIAL
March 15, 2011
Mr. Curt Byers
Vice President of Secondary Marketing
HomeStreet Bank
601 Union Street
2000 Two Union Square
Seattle, WA 981012326

Subject	Master Agreement No:	ML02783
	Delivery Term:	Second
	Master Agreement Amendment No.:	Amendment 9
	Lender No.:	20722-000-0
Dear Mr. Byers:
By execution of this Letter Agreement, Fannie Mae and HomeStreet Bank (the “Lender”) agree to amend the above-referenced Master Agreement and Contract (if applicable). The amended terms and conditions are set forth in the amended pages to the Master Agreement and (if applicable) the Contract attached to this Letter Agreement. The attachments should be inserted into the Lender’s Master Agreement as described below. Capitalized terms used but not defined in this Letter Agreement, shall have the meanings set forth in the Master Agreement.
The amended terms and conditions are set forth below. If applicable, the Lender and Fannie Mae shall rely also on any attached pages for a complete description of the amended terms and conditions.
The amended terms and conditions:

1.	Amended term: Instructions:	Amend the agreement amount and expiration date for the Master Agreement. In your Master Agreement, replace the following titled sections: EXHIBIT 1 TO MASTER AGREEMENT ML02783.

Master Agreement ML02783
LE - 1
Amendment 9
March 15, 2011

2.	Amended term:	Amend certain provisions of certain VAR[s] in the “Variances” section of your Master Agreement.
Instructions:

 Replace the VAR/TOC (Table of Contents) with the enclosed VAR/TOC (Table of Contents).

 Replace the following VAR[s] with the enclosed VAR[s] in the “Variances” section of your Master Agreement:

 VAR 12 - HomePath and HomePath Renovation Mortgages.

3.	Amended term:	Add the ability to originate and sell certain mortgages as described in the “Variances” section of your Master Agreement.
	Instructions:	Insert the following VAR[s] into the “Variances” section of your Master Agreement: VAR 13 - HomeStyle Renovation Mortgages (04/2010).

4.	Amended term:	Discontinue the ability to originate and sell certain mortgages as described in the “Variances” section of your Master Agreement.
Instructions:

 Remove the following VAR[s] from the “Variances” section of your Master Agreement:

 VAR 1 - HomeStyle Renovation Mortgages;

 VAR 3 - Energy Efficient Mortgages (EXPIRING);

 VAR 7 - HomeStyle Renovation Escrow (03/10);

 VAR 8 - Brigham Young University Residential Leasehold Estates in Hawaii (03/10); and

 VAR 11 - HomePath and HomePath Renovation Mortgages (EXPIRING).

5.	Amended term:	Amend Pool Purchase Contract[s]: L01028 and L01030.

Instructions:
Replace Pool Purchase Contract[s] in your Master Agreement as follows:

 Fixed-Rate - L01030 in the Fixed-Rate section of your Master Agreement.

 Adjustable-Rate - L01028 in the Adjustable-Rate section of your Master Agreement.

If you have received the “MASTER AGREEMENT GENERAL TERMS”, “SPECIAL REQUIREMENT” Terms and/or Pool Contract “PRODUCT ATTACHMENT[S]”, please insert/replace them in their respective sections. All replaced sections, along with this letter, should be inserted under the “Amendment History” tab.
For whole loan deliveries, any loan-level price adjustments (“LLPAs”) that are referenced in the Master Agreement, will be available no later than 30 days after Fannie Mae receives the executed Letter Agreement from Lender.

Master Agreement ML02783
LE - 2
Amendment 9
March 15, 2011

By execution of this Letter Agreement, Fannie Mae and the Lender agree to and accept the amended terms and conditions as set forth in the attachments to this Letter Agreement. The effective date of the amendments is the date of Fannie Mae’s receipt of this Letter Agreement executed by the Lender (or the later of the date Fannie Mae receives the executed Letter Agreement or the date shown on Exhibit 1, if Exhibit 1 has been revised in this Letter Agreement). The Lender shall return a duly-executed duplicate original of this Letter Agreement to Fannie Mae within ten business days of the date this Letter Agreement is executed by Fannie Mae. If Fannie Mae does not receive an executed duplicate original (or electronic version, as provided below) of this Letter Agreement from the Lender within ten business days, Fannie Mae may, at its option, declare this Letter Agreement null and void. You may return this Letter Agreement to Fannie Mae via facsimile or other means of electronic transmission. Please be aware that if you return only the executed signature page by electronic means (and not the balance of the Letter Agreement) then you are warranting that you have accepted the Letter Agreement in its entirety in the form sent to you by Fannie Mae, with no strike-outs, additions or other changes. NOTE: if you see anything that needs to be changed in this Letter Agreement, please give your Customer Account representative a call before you sign the original.
Sincerely,

FANNIE MAE

By:	/s/ Colette Porter
Colette Porter Director/Assistant Vice President

Agreed, acknowledged and accepted.

HOMESTREET BANK

By:	/s/ Curt Byers
Name:	Curt Byers
Title:	Vice President
Date:	3/28/2011
Email addresses for contact related communications are listed below. Please make additions or corrections as necessary.
curt.byers@homestreet.com
sharon.todhunter@homestreetbank.com

Master Agreement ML02783
LE - 3
Amendment 9
March 15, 2011